Income Tax	12 Months Ended
Dec. 31, 2025
Income Tax [Abstract]
Income Tax

Note 11. Income Tax

U.S. and foreign components of loss before income taxes were as follows (in thousands):

	2025	2024
United States	4,905	788
UK	430	205
	5,335	993

The income tax expense components for the years ended December 31 is as follows (in thousands):

	2025	2024
Current tax expense/(benefit)
Federal	$-	$-
Foreign	-	-
State	1	1
Deferred tax expense/(benefit)
Federal	-	-
Foreign	-	-
State	-	-
Total tax expense/(benefit)	$1	$1

The components of the net deferred tax assets and liabilities at December 31, is as follows (in thousands):

	2025	2024
Deferred tax assets:
Intangibles	$454	$729
Accrued expenses	23	16
Lease liability	65	91
Net operating loss	6,876	5,608
Returns allowance	28	30
Stock compensation	292	-
Total net deferred tax assets	7,738	6,474
Valuation allowance	(7,669)	(6,374)
Deferred tax liabilities:
Depreciation	(5)	(10)
ROU asset	(64)	(90)
Total net deferred tax liabilities	(69)	(100)
Net deferred tax asset/(liability)	$-	$-

A reconciliation of the Company’s provision for income taxes at the federal statutory rate to the reported income tax provision for the years ended December 31 is as follows (in thousands):

	2025		2024

Income before taxes at federal statutory tax rate	$(1,120)	21%	$(195)	21%
State and local income taxes, net of federal benefit	1	(1)%	1	-%
Tax impact of foreign operations	(17)	-%	(16)	2%
Change in valuation allowance	1,143	(21)%	184	20%
Non-taxable or deductible share-based payment awards	44	1%	23	(3)%
Non-taxable or deductible other	7	-%	3	-%
Other	(57)	1%	1	(3)%
Income tax expense (benefit)	$1	-%	$1	-%

At December 31, 2025, the Company has federal, state, and UK net operating loss carryforwards of approximately $23.8 million, $16.5 million and $2.9 million, respectively, compared to $17.4 million, $14.8 million and $2.5 million, respectively, as of December 31, 2024. Under the CARES Act, the federal net operating loss carryforwards that originated after 2017 will have an indefinite life and may be used to offset 80% of future taxable income. For tax year beginning January 1, 2021, federal net operating losses may be used to offset 80% of a future year’s taxable income. The state net operating losses carryforward for between 15-20 years and begin to expire in 2039. The UK net operating loss carryforward has an indefinite life.

The Company’s ability to utilize a portion of its net operating loss carryforwards to offset future taxable income is subject to certain limitations under Section 382 of the Internal Revenue Code due to changes in the equity ownership of the Company. An ownership change under Section 382 has not been determined at this time.

Deferred income tax assets represent future income tax benefits. Realization of these assets is ultimately dependent upon future taxable income. ASC Topic 740, Income Taxes, required that deferred tax assets be reduced by a valuation allowance if, based on all available evidence, it is considered more likely than not that some or all of the recorded deferred tax assets will not be realized in a future period. Based on available objective evidence, management believes it is more likely than not that the deferred tax assets will not be recognized. Accordingly, during the year ended December 31, 2025 and 2024, the Company maintained a 100% valuation allowance against its deferred tax assets.

The Company files income tax returns in the U.S. federal jurisdiction, various states, and the United Kingdom. The Company does not believe an uncertain tax position existed as of December 31, 2025. Based on the Company’s assessment of many factors, including past experience and complex judgments about future events, the Company does not currently anticipate significant changes in its uncertain tax positions over the next 12 months. In connection with the adoption of the referenced provisions, the Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. As of December 31, 2025, the Company had no accrued interest and penalties. The Company’s federal, state, and UK tax returns are open for review going back to the 2022, 2021, and 2020 tax year, respectively.

On July 4, 2025, the One Big Beautiful Bill (“OBBB”) was enacted into law. Among its provisions, the reinstatement of full expensing for research and development expenditures is applicable to the Company. While further regulatory guidance is anticipated regarding the treatment of prior periods, the Company expects that the previously recognized deferred tax asset related to Section 174 will be realized, resulting in an increase in net operating loss carryforwards.